Federated bond fund
A Portfolio of Federated Investment Series Funds, Inc.
CLASS A SHARES (TICKER FDBAX)
CLASS B SHARES (TICKER FDBBX)
CLASS C SHARES (TICKER FDBCX)
CLASS F SHARES (TICKER ISHIX)
INSTITUTIONAL SHARES (TICKER FDBIX)
CLASS R6 SHARES (TICKER FDBLX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
On February 13, 2020, in connection with Federated Investors, Inc.'s corporate name change to Federated Hermes, Inc., which became effective on January 31, 2020, the Board of Directors (the “Board”) of Federated Investment Series Funds, Inc., on behalf of Federated Bond Fund (the “Fund”), approved changing the Fund's name from Federated Bond Fund to Federated Hermes Corporate Bond Fund. In addition, the Board approved changing the Fund registrant name, Federated Investment Series Funds, Inc., to Federated Hermes Investment Series Funds, Inc.
The Board also approved, as part of the name change, a revision to the Fund's current non-fundamental Names Rule policy to clarify the Fund's focus on investing in corporate fixed-income investments. The Fund's current Names Rule policy is:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments.”
The Fund's revised Names Rule policy will be:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in corporate fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in corporate fixed-income investments.”

There are no changes in fund operations or investment strategy as a result of the name change and new Names Rule policy. The name changes and non-fundamental Names Rule policy will be effective at the close of business on June 26, 2020.
March 24, 2020
Federated Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455001 (3/20)
© 2020 Federated Hermes, Inc.